UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2004

                             SEARS, ROEBUCK AND CO.
               (Exact name of registrant as specified in charter)

                                    New York
                 (State or Other Jurisdiction of Incorporation)

                 1-416                                    36-1750680
        (Commission File Number)               (IRS Employer Identification No.)


           3333 Beverly Road                                 60179
       Hoffman Estates, Illinois                          (Zip code)
(Address of principal executive offices)

       Registrant's telephone number, including area code: (847) 286-2500

  (Former name or former address, if changed since last report): Not Applicable

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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits

            Exhibit 99 - Press release dated April 21, 2004, furnished pursuant to Item 12

Item 12. Results of Operations and Financial Condition.

      On April 21, 2004, the Registrant issued a press release announcing its first quarter 2004 earnings. The press release is attached hereto as
      Exhibit 99.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, but shall be deemed to be incorporated by reference in, and made a part of, the following registration statements filed under the Securities Act of 1933, as amended: Registration Statement Nos. 2-80037, 33-18081, 33-23793, 33-41485, 33-45479, 33-55825, 33-58851, 33-64345, 33-64775, 333-08141,
333-18591, 333-38131, 333-43309, 333-52056, 333-72514, 333-87942, 333-92082,
333-102114 and 333-113532.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               SEARS, ROEBUCK AND CO.

                                               By: /s/ Michael J. Graham
                                                   -----------------------------
                                                   Michael J. Graham
                                                   Vice President and Controller

Date: April 21, 2004


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

                                  EXHIBIT INDEX

Exhibit No.

    99          Press release dated April 21, 2004


                                       E-1